Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Quarterly Report on Form 10-Q of United Homes Group, Inc. for the quarter ended March 31, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Michael Nieri, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 10, 2024	By:	/s/ Michael Nieri
Michael Nieri
Chief Executive Officer
(Principal Executive Officer)